EXHIBIT 10.13


                       Distribution Partnership Agreement

This Distribution Partnership Agreement ("Agreement") is entered into as of December 13, 1998 between Avert, Inc. ("AVERT,") a Colorado Corporation with its principal place of business at 301 Remington Street - Fort Collins, CO 80524, and Heidrick & Struggles, Inc. ("Heidrick,") a Delaware Corporation with its principal place of business at 233 South Wacker Drive, Suite 4200, Chicago, IL. 60606-6303.

1. Nature of Agreement

1.1 AVERT is engaged in the business of developing services and software products to assist corporations and staffing companies perform pre-employment screening.

1.2 Heidrick is engaged in executive recruiting.

1.3 The parties propose entering into an Agreement concerning the development of an Internet based pre-employment screening and recruiting service. The parties will seek to develop technology and relationships with constituencies of candidates for placement within companies.

1.4 Heidrick will offer Avert Inc. pre-employment screening services to clients as part of its Internet offering currently referred to as the Heidrick & Struggles Internet Recruiting Venture (H&S IRV). Avert products and services shall be priced to Heidrick clients in such a way as to be imbedded in overall H&S IRV pricing or consistent with the Avert volume discount schedule.

2. Service Level

2.1 H&S IRV will offer pre-employment services in such a maner to identify Avert as the information provider and key contact for customer service issues.

2.2 Avert will provide products and services to Heidrick clients with equivalent quality and service levels as provided to similar Avert direct customers.

2.3 Avert will provide services for H&S IRV client applicants equivilant to those provided to its direct customers.

3. Administration Fee

3.1 Heidrick will pay Avert Inc. a $1,000 per year Administration Fee for each H&S IRV client eligible to use Avert pre-employment services. The fee shall be calculated and billable upon customer set up for Avert services and on subsequent anniversary dates of account set up.

3.2  Eligible  Heidrick  H&S IRV  clients  shall  receive  services  to include, multiple site account administration, AvertAssure national implementation services, unlimited First Checks, assistance with product and service bundling specific to individual Heidrick client requirements and two years of archival services for all reports ordered from Avert as an H&S IRV client.

4. Revenue Sharing

4.1 All Avert product and services revenue over and above the Administration Fee will be shared between Avert Inc. and Heidrick. Avert shall bill Heidrick an amount equivalent to 60% of the then current list price for products and services included in the attached schedule. Avert will provide a minimum of 30 days notice of any changes in prices by amending the price schedule.

4.2 Products and service invoices will be prepared monthly and terms for payment are net 45.


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5. Term

5.1 The term of this agreement shall be two years from date of execution by both parties and shall automatically renew annually if not terminated by either party 30 days prior to the anniversary date of the agreement.

5.2 During the initial term of this agreement and any automatic extensions either party may cancel this agreement for convienience with 120 days prior written notice.

6. Exclusivity

6.1 Avert agrees not to enter into similar agreements, during the term of this agreement, with any third parties engaged in executive search that are the same as, or functionally equivalent to Heidrick. Specifically, Avert shall not engage in discussions with Korn Ferry, Spencer Stuart, Russell Reynolds, LAI, or Egon Zender.

6.2 Heidrick agrees not to enter into similar agreements, during the term of this agreement, with companies directly competitive to Avert that provide similar products, services and on-line software systems.

7. Confidentiality

7.1 Unless required by law, each party, along with its affiliates, agents and employees (collectively "Recipient") agrees that without the consent of the other party in writing it will not disclose to any third party, or use any information (I) contained in a document (on paper or in electronic form) marked confidential, (II) disclosed orally and identified at the time of disclosure as confidential or subsequently identified in writing as confidential by the disclosing party, and (III) concerning the nature of this agreement between the parties (collectively "Confidential Information"), unless mutually agreed to in writing by the parties for such purposes as press releases and other marketing activities.

7.2 The Recipient's obligation under this section of the agreement will exist for a 5-year period commencing from the date of receipt. Recipient will use the same care and discretion that the Recipient employs to protect its own information and products that it does not want disclosed.

7.3 "Confidential Information" will not include information that (I) is in or enters the public domain without breach of this Agreement by Recipient; (II) Recipient lawfully receives from a third party without restriction on disclosure and without breach of a non disclosure obligation; (III) Recipient develops independently, which it can prove with written evidence. Notwithstanding the foregoing, recipient will not disclose or release any software products or documentation disclosed by the other party to any third party during or after the term of this Agreement without the written consent of the disclosing party.

7.4 Any copies of the Confidential Information should be marked and treated as such or if verbally conveyed, each party shall notify the other of its confidential nature prior to disclosure.

7.5 If a Final Agreement has not been executed, then upon termination of this Agreement, the parties agree to return the other's Confidential Information, including all copies, upon request.

7.6 The parties agree to use their best efforts to avoid disclosure of the fact or object of their negotiations and to restrict all internal communications concerning the negotiations to those recipients to whom such information must be disclosed in order to effectively conduct the negotiations. Except as otherwise required by law, the parties agree not to issue any press releases or make any public announcements regarding the negotiations without the prior written approval of the other.

7.7 Despite any captions, headings, or restrictions regarding proprietary matters or any nondisclosure notices or policy statements contained in the Confidential Information, this Section 6 constitutes the sole and exclusive Agreement of the parties concerning the Confidential Information and any information exchanged or disclosed in connection with the negotiations.


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8 Product Development

8.1 Heidrick agrees to use its best efforts to design, develop, market and maintain an internet solution (H&S IRV) for clients to implement a recruiting system consistent with the process flow diagram included as Exhibit A in this agreement. Heidrick in its sole discretion will determine the timing and availability of its internet solution to its clients.

8.2 Avert  agrees to use its best  efforts  to develop  and  maintain a seamless
interface  to  the   Heidrick   H&S  IRV  system  to  enable   access  to  Avert
pre-employment screening services.

8.3 Avert agrees to use its best efforts to update its interface to coincide with Heidrick H&S IRV product releases as long as the interface protocols remain standard with industry open architecture and as long as Heidrick does not initiate more than two major product releases per year. Heidrick will communicate its specifications for changes to the interface 120 days in advance of the scheduled release date and Avert will respond 90 days in advance of the scheduled release date if it is unable to meet specifications.

8.4 Avert agrees to provide for fee quotations for services required outside of the terms of this agreement but related to the H&S IRV project.

9 Marketing

9.1 Heidrick agrees to use its best efforts to promote and sell the H&S IRV system. The marketing & sales promotion plan shall be communicated to Avert on a regular basis, with sufficient lead time, to allow Avert to coordinate sales and marketing assistance.

9.2 Avert agrees to support the Heidrick marketing plan with marketing communications support, sales training support and on site sales support during the Beta program.

9.3 Avert agrees to quote additional sales support assistance on a fee basis for sales support following the Beta program.

10 Compliance with State and Federal Statutes

10.1 Heidrick agrees to include terms and conditions for H&S IRV clients that is substantially similar to the terms and conditions of the Avert User Agreement included as an attachment to this agreement.

10.2 Heidrick agrees to insure that all transactions submitted by the H&S IRV system can be identified and attributed to a particular authorized H&S IRV client.

10.3 Avert Inc. agrees to conduct its business to be in compliance with the provisions of the Fair Credit Reporting Act and with any applicable State and Federal regulations.

11 Indemnification

11.1 Heidrick agrees to indemnify and hold harmless Avert Inc. for all legal actions arising from Heidrick not being compliant with the Fair Credit reporting Act.

11.2 Avert agrees to indemnify and hold harmless Heidrick for all legal actions arising from Avert not being compliant with the Fair Credit Reporting Act.

12 Limitation of Liability

12.1 Neither party shall make a claim against, or be liable to, the other party or its affiliates or agents for any damages, including, without limitation, lost profits or injury to business reputation, resulting from the continuation or abandonment of negotiations and the consequences of such continuation or abandonment of negotiations. Neither party shall make a claim against, or be liable to, the other party or its affiliates or agents for any special, incidental, or consequential damages, including, without limitation, lost profits, based on any breach, default, or negligence of such other party, its affiliates, or agents with respect to this Agreement.


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13 Equitable Relief

13.1 Each party acknowledges and agrees that, if there is any breach of this Agreement, including, without limitation, unauthorized use or disclosure of Confidential Information or other information of the other party, the non-breaching party will suffer irreparable injury that may not be compensated by money damages and therefore may not have an adequate remedy at law. Accordingly, if either party institutes an action or proceeding to enforce the provisions of this Agreement, such party may be entitled to obtain such injunctive relief, specific performance, or other equitable remedy from a court of competent jurisdiction as may be necessary or appropriate to prevent or curtail any such breach, threatened or actual. These will be in addition to and without prejudice to such other rights as such party may have in law or in equity.


14 Entire Agreement

14.1 The parties acknowledge that this Agreement expresses their entire understanding and Agreement, and that there have been no warranties, representations, covenants or understandings made by either party to the other except such as are expressly set forth in this section. The parties further acknowledge that this Agreement supersedes, terminates and otherwise renders null and void any and all prior Agreements or contracts whether written or oral, entered into between AVERT and Heidrick with respect to the matters expressly set forth in this Agreement.

15 Notification & Contract Administration.

15.1 All notices hereunder shall be in writing and shall be delivered to the attention of a party's designated contact, with a copy to its president, at the address set forth on the first page of this Agreement, or to such other person or address as shall have been provided by notice hereunder. The contacts initially designated are:

Heidrick:         Michael F. Arrigo & H&S General Council
Avert Inc.        Leonard J. Koch

16 Assignability

16.1 Except as expressly provided herein, a party's rights and obligations under this agreement are not assignable other than to its parent or subsidiary or a successor to substantially all of its business.

17 Jurisdiction

17.1 This agreement shall be governed by and construed in accordance with the laws of Colorado.


     We have carefully reviewed this contract and agree to and accept its terms and conditions. We are executing this Agreement as of the day and year first written above.

AVERT, Inc.:                                     Heidrick & Struggles, Inc.:

-------------------------------                  ---------------------------

By:____________________________                  By:________________________

Name:__________________________                  Name: _____________________

Title:_________________________                  Title: ____________________



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                                    Exhibit A


H&S IRV Process Diagram

        Avert Product & Services List Price and Volume Discount Schedule

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